                                        CONFIDENTIAL TREATMENT REQUESTED
                                        UNDER 17 C.F.R. SECTIONS 200.80(b)(4),
                                        200.83 AND 230.406 * INDICATES OMITTED
                                        MATERIAL THAT IS THE SUBJECT OF A
                                        CONFIDENTIAL TREATMENT REQUEST
                                        THAT IS FILED SEPARATELY WITH THE
                                        COMMISSION



                                 PURCHASE AGREEMENT

     THIS PURCHASE AGREEMENT (the "Agreement") is entered into as of September 4, 1998 (the "Effective Date") by and between NEWGEN RESULTS CORPORATION ("Newgen") and GEOMEL ENTERPRISES, INC., ("Anderson").

                                      RECITALS

     WHEREAS, Newgen provides integrated database management, personalized direct-marketing and related services to automobile manufacturers and dealerships (e.g. Newgen offers personalized vehicle maintenance reminders to a dealership's customers);

     WHEREAS, Anderson possesses experience and expertise in commercial printing and mailing; and

     WHEREAS, Newgen desires to purchase from Anderson, and Anderson desires to sell to Newgen, the Products (as defined below) on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth, the parties hereto hereby agree as follows:

                                     AGREEMENT

1.   DEFINITIONS

     1.1 "Product" means a four-color, laser printed, personalized letter folded and inserted into a corresponding window envelope, which meets the Product Specifications.

     1.2 "PRODUCT SPECIFICATIONS" means the product specifications set forth on Exhibit A attached hereto.

     1.3 "PRODUCTION SCHEDULE" means the schedule for the production of Products set forth on Exhibit B attached hereto.

2.   PURCHASE OF PRODUCTS

     2.1 PURCHASE AND SALE. In accordance with the terms and subject to the conditions set forth in this Agreement, Newgen hereby orders and agrees to purchase from Anderson, and Anderson hereby accepts and agrees to sell to Newgen, Products at the price set forth herein.

     2.2 PRODUCT SPECIFICATIONS. Products supplied pursuant to this Agreement shall comply with the applicable Product Specifications.

3.   PURCHASE PRICE AND PAYMENT; VOLUME REQUIREMENTS

     3.1 PURCHASE PRICE. Newgen shall pay to Anderson $[****] for each Product purchased under this Agreement for each month Newgen purchases greater than [****]

                                       1.

* CONFIDENTIAL TREATMENT REQUESTED

Products. The purchase price will depend upon volume and shall remain fixed for the term of this Agreement, as set forth on Exhibit C. Notwithstanding the foregoing, in the event the cost of paper from time to time is in excess of [****]% of the cost of paper in effect on the date of this Agreement (such cost of paper in effect on the date of this agreement hereinafter referred to as "Initial Paper Cost" and set out in Exhibit D hereto) for [****] consecutive months, Newgen agrees to pay Anderson the difference between the paper cost at the end of such [****] month period and [****]% of the Initial Paper Cost. Anderson will notify Newgen within 30 days of the date on which the cost of paper exceeds [****]% of the Initial Paper Cost.

     3.2 PAYMENT. Anderson will invoice Newgen twice each month, and Newgen shall pay all undisputed invoices amounts issued under this Agreement within 30 days from the date of invoice, unless otherwise mutually agreed upon in writing by Newgen and Anderson. Time is of the essence herein.

     3.3 VOLUME. As of the Effective Date, Newgen operates its business such that its volume requirements equal approximately [****] Products per month. After the Effective Date, Newgen expects its volume requirements to initially equal at least [****] Products per month, but there can be no assurance that Newgen's volume requirements will be consistent or meet any particular threshold level.

     3.4 REQUIREMENTS. During the term of this Agreement, Newgen shall purchase from Anderson, so long as Anderson is in compliance herewith, at least [****]% of its Product volume requirements; and Anderson shall supply to Newgen each Product in the amount of such requirements. In the event Newgen's requirements exceed Anderson's capacity for such Product Newgen shall have the right to purchase such excess Product (or substitute products) from third parties without any obligation to Anderson; provided, however, in all other respects this contract shall remain in full force and effect.

4.   PRODUCTION; SHIPMENT; PACKAGING; TITLE AND RISK OF LOSS

     4.1  PRODUCTION.

          (a) Newgen shall provide to Anderson in a timely manner all data necessary for Anderson to produce the Products in accordance with the Production Schedule. Newgen shall send such data to Anderson by computer mail or other electronic means or on a diskette; and

          (b) Anderson shall produce the Products in accordance with the Production Schedule.

     4.2 SHIPMENT. A presort bureau designated by Newgen will arrange for pick-up at its sole cost and expense of any and all finished Products, within a reasonable period following completion thereof.

     4.3 PACKAGING. Anderson shall package and deliver each Product in bulk containers that are standard for such Product.


* CONFIDENTIAL TREATMENT REQUESTED

                                       2.

     4.4 TITLE AND RISK OF LOSS. Title and risk of loss for Products purchased hereunder shall transfer to Newgen upon delivery of such Products by Anderson to a common carrier or a third party intermediary approved by Newgen (including a presort bureau).

5.   REPRESENTATIONS AND WARRANTIES

     5.1 CORPORATE POWER. Each party hereby represents and warrants that it is duly organized, validly existing and in good standing under the laws of the state or country of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

     5.2 DUE AUTHORIZATION. Each signatory hereto represents and warrants that such person is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

     5.3 BINDING AGREEMENT. Each party hereby represents and warrants that this Agreement is a legal and valid obligation binding upon it and is enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.

     5.4 WARRANTY. ANDERSON WARRANTS THAT THE PRODUCTS SUPPLIED TO NEWGEN SHALL COMPLY WITH THE APPLICABLE PRODUCT SPECIFICATIONS AND SHALL BE FREE FROM DEFECTS IN MATERIALS AND WORKMANSHIP.

     5.5 LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR THE PRODUCTS PURCHASED HEREUNDER.

6.   CONFIDENTIALITY

     6.1 CONFIDENTIAL INFORMATION. Each party acknowledges that all information relating to any marketing, business plan or financial matter relating to the other party, its present or future products, sales, suppliers, customers, employees, operations, investors or business, whether in oral, written, graphic or electronic form, constitutes confidential or proprietary information of the other party (collectively, "Confidential Information"); PROVIDED, HOWEVER, that Confidential Information shall not include any information which the receiving party can prove by competent evidence (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available in the public domain, (b) is known by the receiving party at the time of receiving such information, as evidenced by its records, or (c) is hereafter furnished to the receiving party by a Third Party, as a matter of right and without restriction on disclosure.

     6.2 NONDISCLOSURE. During the term of this Agreement and for a period of five years thereafter, each party will maintain all Confidential Information of the other party as confidential and will not disclose any Confidential Information of the other party to any Third Party or use

                                       3.

any Confidential Information of the other party for any purpose, except (a) as expressly authorized by this Agreement, (b) as required by law, rule, regulation or court order (provided that the disclosing party shall use commercially reasonable efforts to obtain confidential treatment of any such information required to be disclosed), or (c) to its affiliates, employees, agents, consultants and other representatives (including third party support vendors), to accomplish the purposes of this Agreement so long as such persons are under an obligation of confidentiality no less stringent than as set forth herein; and without limiting the generality of the foregoing exceptions, Newgen may disclose Confidential Information to the extent deemed necessary, in its reasonable discretion, to the Securities and Exchange Commission. Each party may use such Confidential Information only to the extent required to accomplish the purposes of this Agreement. Each party will use at least the same standard of care as it uses to protect its own Confidential Information to ensure that its affiliates, employees, agents, consultants and other representatives do not disclose or make any unauthorized use of Confidential Information of the other party. Each party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information of the other party.

7.   TERM AND TERMINATION

     7.1 TERM. This Agreement shall commence as of the date of delivery of the first Product pursuant hereto and shall continue for three years thereafter, unless terminated earlier as provided herein.

     7.2 TERMINATION. Either party may terminate this Agreement prior to the expiration of the term of this Agreement upon the occurrence of any of the following:

          (a) Upon or after the bankruptcy, insolvency, dissolution or winding up of the other party (other than dissolution or winding up for the purposes of reconstruction or amalgamation); or

          (b) Upon or after the breach of any material provision of this Agreement by the other party if the breaching party has not cured such breach within 30 days after written notice thereof by the non-breaching party.

     7.3 TERMINATION BY NEWGEN. Newgen shall have the right to terminate this Agreement prior to the expiration of the term of this Agreement at any time following Anderson's third failure to meet the Product Specifications within 60 days as required herein.

     7.4 EFFECT OF TERMINATION. Expiration or termination of this Agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination. The provisions of Sections 1, 6.1, 6.2, and 7 shall survive termination or expiration of this Agreement.

8.   GENERAL PROVISIONS

     8.1 FORCE MAJEURE. Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party, including, without

                                       4.

limitation, fire, floods, earthquakes, natural disasters, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other party. If Anderson is unable to perform its obligations hereunder due to one of the foregoing events, Newgen shall have the right to purchase Products (or substitute products) from third parties without any obligation to Anderson.

     8.2 ASSIGNMENT. Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either party without the prior written consent of the other party (which consent shall not be unreasonably withheld); provided, however, that Newgen may assign this Agreement and its rights and obligations hereunder without Anderson's consent to any affiliate of Newgen. The rights and obligations of the parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement shall be void. Newgen shall remain liable for payment of all outstanding invoices and charges accrued up to the date of any valid assignment hereunder.

     8.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement (including the exhibits attached hereto) sets forth all of the covenants, promises, agreements, warranties, representations, conditions and understandings between the parties with respect to the subject matter hereof, and supersedes and terminates all prior agreements and understanding between the parties with respect to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations conditions or understandings with respect to the subject matter hereof, either oral or written, between the parties other than as set forth herein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by the respective authorized officers of the parties.

     8.4 HEADINGS. The captions contained in this Agreement are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Sections hereof.

     8.5 NOTICES. All notices and other communications provided for hereunder shall be in writing and shall be mailed by first-class, registered or certified mail, postage paid, or delivered personally, by overnight delivery service or by facsimile, computer mail or other electronic means, with confirmation of receipt, addressed as follows:

     IF TO NEWGEN:                 NEWGEN RESULTS CORPORATION
                                   12680 High Bluff Drive
                                   San Diego, CA  92130
                                   Attn:  Chief Financial Officer
                                   Fax No. (619) 481-1299

     IF TO ANDERSON:               GEOMEL ENTERPRISES, INC.
                                   7831 Ostrow St.
                                   San Diego, CA  92111-3602
                                   Attn:  President
                                   Fax No. (619) 694-0555

                                       5.

     Either party may by like notice specify or change an address to which notices and communications shall thereafter be sent. Notices sent by facsimile, computer mail or other electronic means shall be effective upon confirmation of receipt, notices sent by mail or overnight delivery service shall be effective upon receipt, and notices given personally shall be effective when delivered.

     8.6 INDEPENDENT CONTRACTORS. It is expressly agreed that Anderson and Newgen shall be independent contractors and that the relationship between the two parties shall not constitute a partnership, joint venture or agency of any kind. Neither party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other party.

     8.7 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     8.8 WAIVER. Except as specifically provided for herein, the waiver from time to time by either of the parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of the same rights or remedies or of any other of such party's rights or remedies provided in this Agreement.

     8.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                       6.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above set forth.

NEWGEN RESULTS CORPORATION               GEOMEL ENTERPRISES, INC.



By:  /s/ SAM SIMKIN                      By:  /s/ JIM LEE
    ---------------------------------        ---------------------------------

Name:  SAMUEL SIMKIN                     Name:  JIM LEE
      -------------------------------          -------------------------------
        Senior Vice President and
Title:  Chief Financial Officer          Title:  President
       ------------------------------           ------------------------------






                              PURCHASE AGREEMENT

                                    EXHIBIT A


                             PRODUCT SPECIFICATIONS

                             Dealer Letter Package


LETTERS

     SIZE:     8 1/2 x 11
     PRINT:    4 colors 1 Side
               Laser printed and personalized
               10% toner coverage (average)
     PAPER:    White - 95% usage
               COLORS -- blue, ivory, gray, speckled - 5% of usage


ENVELOPES

    #10 Standard left-handed window-- 95% of total envelopes

    SIZE:      4 1/8 x 9 1/2
    PRINT:     1 color 1 side
    PAPER:     White  - 95% of usage
               COLORS -- blue, ivory, gray, speckled - 5% of usage


    #10 Double Window -- 5% of total envelopes

    SIZE:      4 1/8 x 9 1/2
    PRINT:     1 color 1 side
    PAPER:     White


MAIL PREPARATION

    Fold and insert letters into appropriate #10 envelopes insert 1 additional 8 1/2 x 11 sheet upon request [****] of [****] and [****] the [****] not included) submit to Presort Bureau for mailing



* CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT B


                              Goals and Objectives


-    Provide production site close to Newgen Results corporate office

-    Facilitate [****] from letter creation to delivery to USPS

- Provide a "state of the art" production facility that will stay current as technology progresses

- Provide an accurate accounting and reporting of data processed in our Facility

-    Meet NewGen Result's expectations in the monitoring and control of:
           Laser print quality
           Color print quality
           Accuracy of envelopes, paper and inserting

* CONFIDENTIAL TREATMENT REQUESTED

                                      [****] Production Overview

     [****]                 [****]                   [****]                       [****]                             [****]
     -------                -------                 ---------                    --------                           --------
NewGen Results        APM matches data         APM inserts laser letters     APM reprints damaged letters    Mail enters mailstream
generates[****]       with Newgen datalog      into specific envelope types
letter copy and                                                              Confirmation that all data
Transmits data        APM Laser prints                                       irregularities are resolved
to APM                letters
                      APM folds letters                                      Presort Bureau pick up mail








* CONFIDENTIAL TREATMENT REQUESTED

[****]

NewGen generates [****] of [****] letter copy

-    Files will be generated using the [****], with the [****] enabled.

- Each file will be comprised of letters representing [***], with these letters having been designed to fit on [****] particular [***].

- There are some 1,500 active Dealerships and any or all of these may have files generated on any given day.

- The total individual letters making up one output will average near [****] copies.

- The [****] files will be named using the current Newgen file naming conventions.

- There will be no lead page generated with each file, as is currently the case.

- Letter files will be transferred to APM in [****] ([****] and [****]). The transfer will be an [****] from Newgen to APM.

- Each [****] sent will be accompanied by a logfile listing the [****] in [***] and [****] for [****].

* CONFIDENTIAL TREATMENT REQUESTED

[****]

7:00 am - 8:00 am at Anderson Print & Mail the letter files sent the [****] from Newgen are analyzed and prepared for laser printing.

-    It is verified that a logfile was received with the data.

-    It is checked that each letter file is based on the logfile.

- It is determined whether, for each entry on the logfile, a corresponding data file has been received.

- It is verified that for each [****] letter file there is a matching letterhead file available.

- Files that are not verified are moved to a [****] to await further investigation.

- NewGen is immediately notified of any discrepancies brought to light by the verification process.

- The data files are separated into [***] in accordance with their [****] and their [****].


8:00 am Letter groups are assigned to [****] laser printer operators and printed.

- [****] sheets are printed by each laser operator to check [***] quality and machine [***]. [***] sheets are checked and signed by the supervisor.

-    Each laser operator prints [***] copies during the [****].

- [****] test sheets are produced and reviewed at [****], [****], and [****].

- Laser operators do a final quality review of a sample from each stack of output (approximately 500) as it is removed from the printer to include:
           [****] code
           [****] type
           [****] quality


* CONFIDENTIAL TREATMENT REQUESTED

- As letter copies are produced they are placed on [****] and [****] designated for only one particular [****] type. There will be only one [****] at a laser printing station at one time.

- When a group of a particular type has completed printing, that [****] is moved to a [****] in the post-print staging area.

- A report will be generated from the [****] listing the [****] for each [****] processed that [****]. The counts will be matched against the original NewGen logfile.


[****]

5:00 pm - 8:00 pm all letters are folded to fit the proper #10 window envelope.

- Materials are moved on [****] and [****] as separate [****] type groups to [****] in the pre-insert staging area. [****] types will not be mixed.

- The folder operator will periodically [****] review [***] and [****] vs [***].

- Folding counts for each envelope type batch are measured and recorded by the folder operator. Numbers processed are entered against an expected count report.

- Any damaged pieces are separated out and attached to a "reprint requested" form.

- The count reports and any pieces to be reprinted are left for review by the morning supervisor.


* CONFIDENTIAL TREATMENT REQUESTED

[****]

8:00 am - 5:00 pm Inserting of letters is assigned by group to inserter operators.

-    Each inserter operator will process [****] letters per [***].

-    At any given time, only one type of envelope is staged at an inserter.

- At 8:00 am, 10:00 am, 1:00 pm and 3:00 pm the inserter personnel will review output with the supervisor and both will sign a quality verification form verifying [***] and envelope [***].

- Inserter operators will periodically (approximately [****]) review [****] and [****] vs [***].

- Inserted letters will be metered with the date of 2nd following working day.

- Inserting counts for each envelope type batch are measured and recorded by the inserter operator. Numbers processed are entered against an expected count report.

- Any damaged pieces are separated out and attached to a "reprint requested" form.

- The count report and any pieces to be reprinted are left for review by the morning supervisor.

-    Completed inserting will be moved to a final quality check area.


* CONFIDENTIAL TREATMENT REQUESTED

[****]

All damaged pieces are reprinted, folded and inserted. These letters are then remarried with their original group in the mail pickup area.

- Any problems arising from incoming file verification questions are resolved. The supervisor signs these off before the mail is released.

- The supervisor assembles all report information from the previous [****], determines that it is consistent and complete. It is seen that all computer data has been saved to the "master" transaction log.

-    Data files are archived to computer type to be retained for 90 days.

- The Supervisor does a visual examination that the [****] and [****] of the outgoing mail are correct.

-    The supervisor releases the mail to the "Presort House".


[****]

"Presort House" submits mail to USPS.


FOLLOW UP

The "Presort House" will return counts of mail to APM. These counts will be entered and checked against the "Master" log file.

[****] reports with [****], [****] times and [****] will be forwarded to NewGen.


* CONFIDENTIAL TREATMENT REQUESTED

[****]:                                              Date:   July 9, 1998
       ------------------------------------------         --------------------

Operator:
          ---------------------------------------

                                    [****]                      Laser Count
Ford
                             -------------------            -------------------
GM
                             -------------------            -------------------
Nissan                               [****]
                             -------------------            -------------------
Infiniti                             [****]
                             -------------------            -------------------
Canadian                             [****]
                             -------------------            -------------------
Standard                             [****]
                             -------------------            -------------------
Double
                             -------------------            -------------------
Lincoln
                             -------------------            -------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                  Color        Codes       Paper
8:00 am (S)
               -----------  -----------  -----------  -----------  -----------
8:00 am (O)
               -----------  -----------  -----------  -----------  -----------

10:00 am (S)
               -----------  -----------  -----------  -----------  -----------
10:00 am (O)
               -----------  -----------  -----------  -----------  -----------

1:00 pm (S)
               -----------  -----------  -----------  -----------  -----------
1:00 pm (O)
               -----------  -----------  -----------  -----------  -----------

3:00 pm (S)
               -----------  -----------  -----------  -----------  -----------
3:00 pm (O)
               -----------  -----------  -----------  -----------  -----------


* CONFIDENTIAL TREATMENT REQUESTED

[****]:                                             Date:   July 9, 1998
        ------------------------------------------        --------------------

Operator:
          ---------------------------------------

                                [****]                         Folding Count
Ford                                [****]
                             -------------------            -------------------
GM
                             -------------------            -------------------
Nissan                              [****]
                             -------------------            -------------------
Infiniti                            [****]
                             -------------------            -------------------
Canadian                            [****]
                             -------------------            -------------------
Standard                            [****]
                             -------------------            -------------------
Double
                             -------------------            -------------------
Lincoln
                             -------------------            -------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                  Color        Window       Codes        Paper
8:00 am (S)
               -----------  -----------  -----------  -----------  -----------
8:00 am (O)
               -----------  -----------  -----------  -----------  -----------

10:00 am (S)
               -----------  -----------  -----------  -----------  -----------
10:00 am (O)
               -----------  -----------  -----------  -----------  -----------

1:00 pm (S)
               -----------  -----------  -----------  -----------  -----------
1:00 pm (O)
               -----------  -----------  -----------  -----------  -----------

3:00 pm (S)
               -----------  -----------  -----------  -----------  -----------
3:00 pm (O)
               -----------  -----------  -----------  -----------  -----------


* CONFIDENTIAL TREATMENT REQUESTED

[****]:                                              Date:   July 9, 1998
          ---------------------------------------          --------------------

Operator:
          ---------------------------------------

                                [****]                        Inserting Count
Ford                               [****]
                             -------------------            -------------------
GM
                             -------------------            -------------------
Nissan                             [****]
                             -------------------            -------------------
Infiniti                           [****]
                             -------------------            -------------------
Canadian                           [****]
                             -------------------            -------------------
Standard                           [****]
                             -------------------            -------------------
Double
                             -------------------            -------------------
Lincoln
                             -------------------            -------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                  Color        Window       Codes        Paper       Envelope
8:00 am (S)
               -----------  -----------  -----------  -----------  -----------
8:00 am (O)
               -----------  -----------  -----------  -----------  -----------

10:00 am (S)
               -----------  -----------  -----------  -----------  -----------
10:00 am (O)
               -----------  -----------  -----------  -----------  -----------

1:00 pm (S)
               -----------  -----------  -----------  -----------  -----------
1:00 pm (O)
               -----------  -----------  -----------  -----------  -----------

3:00 pm (S)
               -----------  -----------  -----------  -----------  -----------
3:00 pm (O)
               -----------  -----------  -----------  -----------  -----------


* CONFIDENTIAL TREATMENT REQUESTED

                                                      NewGen Reprints


Date:
      ---------------------------------------------------------------


Machine:
         ------------------------------------------------------------


Operator:
          -----------------------------------------------------------


Remarks:
         ------------------------------------------------------------



Envelope:
--------------------
                                Ford  .......................... / /
------------------------------
                                GM  ............................ / /
------------------------------
                                Nissan ......................... / /
------------------------------
                                Infiniti ....................... / /

                                Canadian ....................... / /
------------------------------
                                Standard ....................... / /
------------------------------
                                Double ......................... / /
------------------------------
                                Lincoln ........................ / /
------------------------------


Laser Reprint Quantity:
                        ---------------------------------------------


Laser Operator:
                -----------------------------------------------------


Data Entry Info Log:
                     ------------------------------------------------

                                    EXHIBIT C


                         PRICING GRID FOR NEWGEN RESULTS

Volume                                                    Price
[****]  -                     PLUS                        $[****]
[****]  -                     [****]                      $[****]
[****]  -                     [****]                      $[****]
[****]  -                     [****]                      $[****]
[****]  -                     [****]                      $[****]
[****]  -                     [****]                      $[****]
[****]  -                     [****]                      $[****]
[****]  -                     [****]                      $[****]
[****]  -                     [****]                      $[****]
[****]  -                     [****]                      $[****]
[****]  -                     [****]                      $[****]
[****]  -                     [****]                      $[****]
                              [****]                      $[****]

* CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT D


                              INITIAL PRICE OF PAPER


THE INITIAL PRICE OF PAPER IS $[****] PER '000.

* CONFIDENTIAL TREATMENT REQUESTED